UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700 Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Nexstar Media Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on June 5, 2019. A total of 46,091,091 shares of common stock were issued and outstanding as of the record date of the Meeting, April 22, 2019, and a total of 43,946,850 shares were present or represented by proxy and voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on April 26, 2019.

Proposal 1

The voting results of the proposal to elect three nominees to serve as Class I directors of the Company for three years were as follows:

	FOR	WITHHELD	BROKER NON- VOTES
Dennis J. FitzSimons	41,273,469	500,522	2,172,859
C. Thomas McMillen	40,363,929	1,410,062	2,172,859
Lisbeth McNabb	40,883,409	890,582	2,172,859

Proposal 2

The voting results of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 were as follows:

FOR	AGAINST	ABSTENTIONS
42,974,498	944,687	27,665

Proposal 3

The voting results of the proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers reported in the Company’s 2019 proxy statement were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON- VOTES
20,423,467	21,220,845	129,679	2,172,859

Proposal 4

The voting results of the proposal to approve the 2019 Long-Term Equity Incentive Plan reported in the Company’s 2019 proxy statement were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON- VOTES
40,280,399	1,481,394	12,198	2,172,859

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: June 11, 2019	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Financial Officer)